Exhibit 99.2

November

● 2019 COLORADO TEXAS

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FORWARD LOOKING STATEMENTS This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, ”projects”, “forecasts”, “proposes”, “should”, “likely” or similar expressions, indicates a forward - looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward - looking information. The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward - looking statements is meant to be illustrative and by no means exhaustive. 2

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3 A New Beginning President Trump Signs U.S. Farm Bill Legalizing Hemp in December 2018 – Eliminates Governance of the 1937 Marijuana Tax Act over Hemp

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4 Effects of U.S. Farm Bill Source: Hemp Business Journal » Removes Hemp from the Controlled Substance List » Enables Growth Across the Supply Chain » Permits USDA Regulation (e.g. Crop Insurance & Risk Mitigation) » Allows Interstate Transport (Ease of Doing Business) » Awakens Organic Market » Legally Recognizes Hemp as a Farm Commodity like Corn, Wheat and Soybeans

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5 Financial Effects of the U.S. Farm Bill Source: Hemp Business Journal » Banking > Merchant Processing > Mass Market » Internet Marketing » Advertising Exchanges » New Products into Retailers Shelves » Investment and M&A Activity

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6 2019 Hemp Cultivation Update Source: Hemp Business Journal » 483K Acres ~ Under License » 225 - 240K Acres ~ (Estimated Planted) » 175 - 200K Acres ~ (Estimate Harvested) » 16,462 ~ Licenses Issued » 2880~ Processor Licenses

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7 What is Hemp? Source; Natures CBD Oil

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8 What is Hemp Grown For? Source: Hemp Business Journal

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PARTS OF HEMP PLANT AND USES



Entire Plant
Cell Fluid
Stalk
Leaves
Flowers
Seeds
Bast Fibers
Hurds (Pulp)
Extracts
Hempseed Oil
Seed Cake
Foods
Consumer Textiles
Industrial Textiles
Paper
Building Materials
Foods
Industrial Products
Personal Hygiene
Boiler Fuel
Pyrolysis Feed-stock
Abrasive Chemi-cals
Apparel
Diapers
Fabrics
Hand-bags
Denim
Shoes
Fine Fabrics
Twine
Rope
Nets
Canvas
Tarps
Caulk
Carpets
Brake/ Clutch Linings
Argo-fiber Composites & Molded Parts
Geotextiles
Printing Paper
Fine/ Specialty Paper
Filter Paper
Newsprint
Card-board/ Packaging
Fiber-board
Insulation
Fiberglass Substitute
Cement
Stucco&
Mortar
Animal Bedding
Mulch & Compost
Oils
Distillates
Isolates
Salad Oil
Margarine
Food Supplements (Vitamins)
Cooking Oils
Car Parts
Bio-Plastics
Scooters
Semicon-ductors
Animal Bedding
Oil Paints
Varnishes
Printing Inks
Fuel
Solvents
Lubricants
Putty
Coatings
Soap
Shampoo
Bath
Gels
Cosmetics
Lotions
Balms
Animal Feed
Protein-Rich Fiber
Granola
Birdseed
Cereal
Bars
Protein Powder

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10 Multi - Source Use of Hemp Extract/CBD Source: Hemp Business Journal

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11 CBD/Full Spectrum Hemp’s Benefits Felt By Users? » Relief from Daily Stresses » Promotes a Sense of Calm » Assists in Managing Chronic Health Issues » Reduced Reliance on Rx Medications » Assist in Promoting Healthy Sleep Cycles » Help Reduce Bodily Inflammation » Improved Sense of Overall Wellness Source: BDS Analytics and Sanitas Peak Financial, LLC

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12 Pharmaceutical CBD Sales Source: New Frontier

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13 CBD Sales Source: New Frontier

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THE STATE OF THE HEMP INDUSTRY 14

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U. S . H E M P - B A S E D P R O D U C T S A L E S 2 0 1 2 - 2 0 2 2 15 $0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2022e2021e2020e2019e2018201720162015201420132012 $0.26 $0.34 $0.45 $0.59 $0.72 $0.82 $1.10 $1.40 $1.85 $2.30 $2.61 B I L L I O N S Source: Hemp Business Journal; BDS Analytics Hemp Market Forecast to Hit $20 Billion by 2024 ( estimates billions in consumer sales)

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U. S . T O TA L C B D S A L E S B Y C H A N N E L 16 $0 $500 $1,000 $1,500 $2,000 $2,500 $58 $54 $131.8 $177 $240 $313 $407 $516.8 $88 $147 $235 $390 $587 $885 $1,150 $1,299 2014 2015 2016 2017 2018 2019e 2020e 2021e 2022e $647.4 $310 $245 $210 $65 $113 $181 $93 $279 $412 $641 $965 $1,503 $1,912 $2,257 Marijuana - Derived ˜ Hemp - Derived Pharmaceutical (estimates billions in consumer sales)

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17 Generation Hemp, Inc. » Business combination of Energy Hunter Resources, Inc. and Home Treasure Finders, Inc. focused on becoming one of the industry’s first “ Pure Play Publicly Traded Hemp Companies” ~ Generation Hemp, Inc. » Positioned to access the capital markets and leverage Wall Street’s demand for publicly traded “Hemp” only companies (non - marijuana) » Senior management has raised over $4.5 billion over the last 30 years at previous public companies all forms of capital funding and the capital markets, including, equity, commercial bank debt, senior unsecured bonds, convertible bonds, convertible preferred stock warrants, off - balance sheet funding, and subordinated convertible debentures » Experienced management team and Board of Directors with more than 100 years of combined industry experience in both the “Hemp” and capital raising space » Hybrid business approach should enable Generation Hemp, Inc. to strategically acquire small, rapidly growing companies active in various components of the Hemp value chain while subsequently developing such assets with proven management expertise » Anticipated early mover advantage as a pure play publicly traded hemp company should provide unique access to growth and acquisition opportunities in a rapidly evolving nascent industry where consolidation is currently anticipated over the next 5 years

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18 Business Combination » Home Treasure Finders, Inc. (HMTF) and Energy Hunter Resources, Inc. (EHR) entered into Stock Purchase Agreement in August 2019 ~ Final close occurred on November 27, 2019 » Goal of transaction ~ become one of the industry’s first pure play publicly traded Hemp only company » On November 27, 2019, HMTF completed the purchase from certain stockholders 6,328,948 shares of EHR common stock representing approximately 91% of EHR’s issued and outstanding common stock as of August 15, 2019 » In exchange for the EHR Common Stock, the selling EHR stockholders received 6,328,948 shares of HMTF’s Series A Convertible Preferred Stock » Each share of the Series A Preferred; (a) converts into 15.7 shares of HMTF common stock, (b) possess full voting rights, on an as - converted basis, as HMTF common stock, and (c) has no dividend rate. On a fully diluted, as converted basis, the EHR selling stockholders will own approximately 88% of the issued and outstanding common stock of HMTF as of the closing date » Combined company to be renamed and branded as GENERATION HEMP, INC. » EHR is now an indirectly - owned super - majority owned subsidiary of Generation Hemp

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Merger Benefits » Unlock monetization opportunities for both HMTF and EHR shareholders with a public security » Access the capital markets to opportunistically fund the growth and capital expenditure budget of Generation Hemp, Inc. » Investment banking relationships already established with: BMO Capital Markets, RBC Capital Markets, Cowen & Company, Northland Capital Markets, ROTH Capital Markets, Ladenburg Thalmann, Canaccord Genuity, and Coker Palmer Institutional » Having a public - traded “currency” will help facilitate Generation Hemp’s current plan to seek to acquire larger and more prominently positioned private companies already established within the Hemp industry 19

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Merger Benefits ~ Continued » Pre - Existing EHR shareholder base will bring more than the required minimum number of shareholders necessary to uplist to the NASDAQ Capital Market (400 holder minimum) » Increased size and financial flexibility will position Generation Hemp to potentially uplist onto NASDAQ Capital Market » NASDAQ listing creates significant national exposure and market awareness for Generation Hemp to U.S. Hemp investor community who might prefer owning domestic securities as opposed to Canadian - listed securities 20

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21 Post - Merger Strategy » Target small to medium sized established companies currently active in the Hemp value chain » $5MM ~ $20MM size range » Continue due diligence efforts and subsequently engage in strategic acquisition opportunities of free cash flow positive/EBITDA generating companies » Eventually divest 100% of EHR’s oil and gas assets. Use net proceeds for working capital for Generation Hemp » Access capital markets to fund acquisition(s) via management’s proven experience and expertise

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22 Post Merger Strategy ~ Continued » Opportunistically expand the existing real estate portfolio to additional warehouses strategically located in high growth regions » Seek to assemble and build - out a “seed - to - sale” business model and become a top tier Hemp company in the U.S. with high - grade, organic product line » Focus on management’s currently stated objective of becoming one of the industry’s first publicly - traded, pure play Hemp companies

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23 Board of Directors Upon Satisfaction of Shareholder Notice • Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (Symbol: XEC) in 2005, overseeing the growth of a company he started with an initial $1,000 investment into a ~$2.1 billion sale • Raised more than $4.5 Billion during his career through multiple financial vehicles ranging from equity, preferred equity, senior unsecured notes, commercial credit lines, subordinated debentures, etc. • Existing relationships with some of the largest investment banking firms in the Hemp industry Gary C. Evans Chairman of the Board & CEO • Senior partner of McClaugherty & Silver, P.C., a full service law firm located in Santa Fe, New Mexico • Practiced law for 40 years. Has a Martindale - Hubbell rating of AV Pre - eminent for more than 20 years • Prior to founding McClaugherty & Silver P.C., served as Managing Partner of the Santa Fe office of Kemp, Smith, Duncan & Hammond, and, earlier, of Rodey, Dickason, Sloan, Akin & Robb • Received a BBA with Honors from the University of Texas in 1973 and a JD with Honors from the University of Texas School of Law in 1976 Joe L. McClaugherty Director John Harris Director • Served as a member of the senior leadership team at EDS for approximately 25 years • Former President and CEO of eTelecare Global Solutions; a $300M private equity backed Business Process Outsourcing Company • Prior to eTelecare Harris was President and CEO of Seven World Wide, a $400 million private equity backed Marketing Services BPO Company with operations in North America and the United Kingdom • John Harris graduated from the University of West Georgia with a BBA and MBA and is on the Board of Advisors to the Richardson School of Business. He has held board positions with a number of public and private telecommunications and technology services companies, and he currently sits on the boards of The Hackett Group, • Current investor in large cannabis growing operation based in southern California

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Generation Hemp Inc. – Management Anthony D. Andora Chief Marketing Officer Senior VP Sean Murphy Business Development Team Leader Gary C. Evans Chairman of the Board & CEO • Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (Symbol: XEC) in 2005, overseeing the growth of a company he started with an initial $1,000 investment into a ~$2.1 billion sale • Raised more than $4 Billion dollars during his career through multiple financial vehicles ranging from equity, debt, subordinated debentures, etc. • Existing relationships with some of the largest investment banking firms in the Hemp industry • Experienced business professional with more than 20 years of success marketing public and pre - IPO companies to local, regional and national media outlets and institutional investors • Arranged and co - produced more than 500 nationally televised interviews on networks including, but not limited to, CNBC, CNN, FOX Business News and Bloomberg Television • Engaged in and worked on numerous IPO transactions • Previous founder and owner of The Hemp Business Journal, the industry’s largest and most successful trade publication • Successfully managed and monetized the Hemp Business Journal in the sale of the Journal to New Frontiers, one of the largest data analytic companies in the Hemp industry • More than a decade of experience in the Hemp industry with a strong network of relationships with some of the largest and most successful players in the Hemp industry Melissa Pagen Chief Branding Officer Managing Director • With over seventeen years of professional and executive experience in managerial and officer positions in several industries - both in the private and public sectors, and with a demonstrated history in consumer goods, business development, investor relations, and industrial technologies, Ms. Pagen brings a unique combination of talents to the company. She has also developed and launched several start - up companies, in ecommerce, nutraceuticals, and the energy sector. • In 2014, honored with a WING Award (Women In Natural Gas), by Shale Media Group. • Earned a Bachelor of Arts degree from University of California, Los Angeles where she graduated summa cum laude. 24

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25 Contact Information Info@Genhempinc.com Contacts: Gary C. Evans Phone: (214)533 - 6565 Gevans@Genhempinc.com Anthony D. Andora Phone: (720) 317 - 8927 Aandora@Genhempinc.com

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